Exhibit 21
GENERAL MOTORS COMPANY
SUBSIDIARIES AND JOINT VENTURES OF THE REGISTRANT
AS OF DECEMBER 31, 2016

Company Name	State or Sovereign Power of Incorporation
2140879 Ontario Inc.	Canada
ACAR Leasing Ltd.	Delaware
ACF Investment Corp.	Delaware
Adam Opel AG	Germany
AFS SenSub Corp.	Nevada
Aftermarket (UK) Limited	England
AmeriCredit Consumer Loan Company, Inc.	Nevada
AmeriCredit Financial Services, Inc.	Delaware
AmeriCredit Funding Corp. XI	Delaware
AmeriCredit Syndicated Warehouse Trust	Delaware
Annunciata Corporation	Delaware
APGO Trust	Delaware
Argonaut Holdings LLC	Delaware
Banco GMAC S.A.	Brazil
Baylis (Gloucester) Limited	England and Wales
Bochum Perspektive 2022 GmbH	Germany
BOCO (Proprietary) Limited	South Africa
Boco Trust	South Africa
Boden Brussels NV	Belgium
Cadillac Europe GmbH	Switzerland
Carve-Out Ownership Cooperative LLC	Delaware
Chevrolet Sales (Thailand) Limited	Thailand
Chevrolet Sales India Private Ltd.	India
Chevrolet Sociedad Anonima de Ahorro para Fines Determinados	Argentina
CHEVYPLAN, CA	Venezuela
CHEVYPLAN S.A. Sociedad Administradora de Planes de Autofinanciamiento Comercial	Colombia
Controladora General Motors, S.A. de C.V.	Mexico
DCJ1 LLC	Delaware
Dealership Liquidations, Inc.	Delaware
Delphi Energy and Engine Management Systems UK Overseas Corporation	Delaware
DMAX, Ltd.	Ohio
FAW-GM Light Duty Commercial Vehicle Co., Ltd.	China
G.M.A.C. Financiera de Colombia S.A. Compania de Financiamiento Comercial	Colombia
General Motors (China) Investment Company Limited	China
General Motors (Thailand) Limited	Thailand
General Motors - Colmotores S.A.	Colombia
General Motors Africa and Middle East FZE	United Arab Emirates
General Motors Asia Pacific Holdings, LLC	Delaware
General Motors Asia, Inc.	Delaware
General Motors Asset Management Corporation	Delaware
General Motors Australia Ltd.	Australia
General Motors Austria GmbH	Austria

GENERAL MOTORS COMPANY
SUBSIDIARIES AND JOINT VENTURES OF THE REGISTRANT
AS OF DECEMBER 31, 2016

Company Name	State or Sovereign Power of Incorporation
General Motors Auto LLC	Russian Federation
General Motors Automobiles Philippines, Inc.	Philippines
General Motors Automotive Holdings, S.L.	Spain
General Motors Belgium N.V.	Belgium
General Motors Chile Industria Automotriz Limitada	Chile
General Motors China LLC	Delaware
General Motors Daewoo Auto and Technology CIS LLC	Russian Federation
General Motors de Argentina S.r.l.	Argentina
General Motors de Mexico, S. de R.L. de C.V.	Mexico
General Motors del Ecuador S.A.	Ecuador
General Motors do Brasil Ltda.	Brazil
General Motors East Africa Limited	Kenya
General Motors Egypt, S.A.E.	Egypt
General Motors Espana, S.L.U.	Spain
General Motors Europe Holdings, S.L.U.	Spain
General Motors Europe Limited	England and Wales
General Motors Financial Chile Limitada	Chile
General Motors Financial Chile S.A.	Chile
General Motors Financial Company, Inc.	Texas
General Motors Financial International B.V.	Netherlands
General Motors Financial Italia S.p.A.	Italy
General Motors Financial of Canada, Ltd.	Canada
General Motors Financial Suisse SA	Switzerland
General Motors Financial UK Limited	England and Wales
General Motors Finland Oy	Finland
General Motors France	France
General Motors GBS Hungary Kft.	Hungary
General Motors Global Service Operations, Inc.	Delaware
General Motors Hellas S.A.	Greece
General Motors Holden Australia Ltd.	Australia
General Motors Holden Australia NSC Ltd.	Australia
General Motors Holdings LLC	Delaware
General Motors India Private Limited	India
General Motors International Holdings, Inc.	Delaware
General Motors International Operations Pte. Ltd.	Singapore
General Motors International Services Company SAS	Colombia
General Motors Investment Management Corporation	Delaware
General Motors Investment Participacoes Ltda.	Brazil
General Motors Investments Pty. Ltd.	Australia
General Motors Ireland Limited	Ireland
General Motors Israel Ltd.	Israel
General Motors Italia S.r.l.	Italy

GENERAL MOTORS COMPANY
SUBSIDIARIES AND JOINT VENTURES OF THE REGISTRANT
AS OF DECEMBER 31, 2016

Company Name	State or Sovereign Power of Incorporation
General Motors Japan Limited	Japan
General Motors Limited	England
General Motors LLC	Delaware
General Motors Manufacturing Poland Sp. z o.o.	Poland
General Motors Nederland B.V.	Netherlands
General Motors New Zealand Pensions Limited	New Zealand
General Motors of Canada Company	Canada
General Motors Overseas Commercial Vehicle Corporation	Delaware
General Motors Overseas Corporation	Delaware
General Motors Overseas Distribution LLC	Delaware
General Motors Peru S.A.	Peru
General Motors Poland Spolka, z o. o.	Poland
General Motors Portugal Lda.	Portugal
General Motors Powertrain (Thailand) Limited	Thailand
General Motors Research Corporation	Delaware
General Motors South Africa (Pty) Limited	South Africa
General Motors Suisse S.A.	Switzerland
General Motors Taiwan Ltd.	Taiwan
General Motors Technical Centre India Private Limited	India
General Motors Treasury Center, LLC	Delaware
General Motors Turkiye Limited Sirketi	Turkey
General Motors UK Limited	England
General Motors Uruguay S.A.	Uruguay
General Motors Venezolana, C.A.	Venezuela
General Motors Ventures LLC	Delaware
General Motors Warehousing and Trading (Shanghai) Co. Ltd.	China
General Motors-Holden's Sales Pty. Limited	Australia
Global Services Detroit LLC	Delaware
Global Tooling Service Company Europe Limited	England and Wales
GM (UK) Pension Trustees Limited	England
GM Administradora de Bens Ltda.	Brazil
GM APO Holdings, LLC	Delaware
GM Auslandsprojekte GmbH	Germany
GM Automotive Services Belgium NV	Belgium
GM Automotive UK	England
GM Canada Holdings LLC	Delaware
GM Canada Limited Partnership	Canada
GM CME Holdings C.V.	Netherlands
GM Components Holdings, LLC	Delaware
GM Cruise LLC	Delaware
GM Eurometals, Inc.	Delaware
GM Europe Treasury Company AB	Sweden

GENERAL MOTORS COMPANY
SUBSIDIARIES AND JOINT VENTURES OF THE REGISTRANT
AS OF DECEMBER 31, 2016

Company Name	State or Sovereign Power of Incorporation
GM Finance Co. Holdings LLC	Delaware
GM Financial AB	Sweden
GM Financial Canada Leasing Ltd.	Canada
GM Financial Consumer Discount Company	Pennsylvania
GM Financial de Mexico, S.A. de C.V. SOFOM E.R.	Mexico
GM Financial Del Peru S.A.C.	Peru
GM Financial GmbH	Germany
GM Financial Insurance Services GmbH	Germany
GM Financial Mexico Holdings LLC	Delaware
GM Financial Real Estate GmbH & Co KG	Germany
GM Global Business Services Philippines, Inc.	Philippines
GM Global Purchasing and Supply Chain Romania Srl	Romania
GM Global Technology Operations LLC	Delaware
GM Global Tooling Company LLC	Delaware
GM Holden Ltd.	Australia
GM Holdings U.K. No.1 Limited	England and Wales
GM Holdings U.K. No.3 Limited	England and Wales
GM Inversiones Santiago Limitada	Chile
GM Investment Trustees Limited	England
GM Korea Company	Korea, Republic of
GM Korea Ltd.	Korea, Republic of
GM LAAM Holdings, LLC	Delaware
GM Mexico Holdings B.V.	Netherlands
GM Personnel Services, Inc.	Delaware
GM Plats (Proprietary) Limited	South Africa
GM PSA Purchasing Services S.A.	Belgium
GM Regional Holdings LLC	Delaware
GM Retirees Pension Trustees Limited	England
GM Subsystems Manufacturing, LLC	Delaware
GM Viet Nam Motor Company Ltd.	Vietnam
GM-DI Leasing LLC	Delaware
GMAC Administradora de Consorcios Ltda.	Brazil
GMAC Banque S.A.	France
GMAC Continental Corporation	Delaware
GMAC de Venezuela, C.A.	Venezuela
GMAC Espana de Financiacion, S.A. Unipersonal	Spain
GMAC Holdings (U.K.) Limited	England
GMAC - Instituicao Financeira de Credito, S.A.	Portugal
GMAC Lease B.V. (aka Masterlease Europe)	Netherlands
GMAC Nederland N.V.	Netherlands
GMAC Servicios S.A.S.	Colombia
GMAC UK plc	England

GENERAL MOTORS COMPANY
SUBSIDIARIES AND JOINT VENTURES OF THE REGISTRANT
AS OF DECEMBER 31, 2016

Company Name	State or Sovereign Power of Incorporation
GMAC-Prestadora de Servios de Mo-de-Obra Ltda.	Brazil
GMACI Corretora de Seguros Ltda	Brazil
GMAM Real Estate I, LLC	Delaware
GMCH&SP Private Equity II L.P.	Canada
GMF Europe Holdco Limited	United Kingdom
GMF Europe LLP	England and Wales
GMF Floorplan Owner Revolving Trust	Delaware
GMF Funding Corp.	Delaware
GMF Germany Holdings GmbH	Germany
GMF Global Assignment LLC	Delaware
GMF International LLC	Delaware
GMF Leasing LLC	Delaware
GMF Leasing Warehousing Trust	Delaware
GMF Wholesale Receivables LLC	Delaware
GMGP Holdings LLC	Delaware
Go Motor Retailing Limited	England and Wales
Go Trade Parts Limited	England and Wales
Grand Pointe Holdings, Inc.	Michigan
Grand Pointe Park Condominium Association	Michigan
H.S.H. Limited	England and Wales
Haines & Strange Limited	England and Wales
Holden New Zealand Limited	New Zealand
IBC Pension Trustees Limited	England
IBC Vehicles Limited	England
Lease Ownership Cooperative LLC	Delaware
Lidlington Engineering Company, Ltd.	Delaware
Limited Liability Company "General Motors CIS"	Russian Federation
Master Lease Germany GmbH	Germany
Maven Drive LLC	Delaware
Millbrook Pension Management Limited	England
Monetization of Carve-Out, LLC	Delaware
Motor Repris Automocio S.L.	Spain
Motors Holding LLC	Delaware
Motors Properties (Trading) Limited	England and Wales
Motors Properties Limited	England and Wales
Multi-Use Lease Entity Trust	Delaware
North American New Cars LLC	Delaware
Omnibus BB Transportes, S. A.	Ecuador
OnStar de Mexico S. de R.L. de C.V.	Mexico
OnStar Europe Ltd.	England and Wales
OnStar Global Services Corporation	Delaware
OnStar, LLC	Delaware

GENERAL MOTORS COMPANY
SUBSIDIARIES AND JOINT VENTURES OF THE REGISTRANT
AS OF DECEMBER 31, 2016

Company Name	State or Sovereign Power of Incorporation
Opel Bank GmbH	Germany
Opel Danmark A/S	Denmark
Opel Group GmbH	Germany
Opel Group Warehousing GmbH	Germany
Opel Leasing GmbH (German entity)	Germany
Opel Norge AS	Norway
Opel Sonderdienste GmbH	Germany
Opel Southeast Europe LLC	Hungary
Opel Sverige AB	Sweden
Opel Szentgotthard Automotive Manufacturing LLC	Hungary
Opel Wien GmbH	Austria
P.T. G M AutoWorld Indonesia	Indonesia
P.T. General Motors Indonesia	Indonesia
Pan Asia Technical Automotive Center Company, Ltd.	China
PIMS Co.	Delaware
PT. General Motors Indonesia Manufacturing	Indonesia
Riverfront Holdings III, Inc.	Delaware
Riverfront Holdings Phase II, Inc.	Delaware
Riverfront Holdings, Inc.	Delaware
SAIC General Motors Corporation Limited	China
SAIC General Motors Investment Limited	Hong Kong
SAIC General Motors Sales Company Limited	China
SAIC GM Dong Yue Motors Company Limited	China
SAIC GM Dong Yue Powertrain Company Limited	China
SAIC GM (Shenyang) Norsom Motors Co., Ltd.	China
SAIC GM Wuling Automobile Company Limited	China
SAIC-GMAC Automotive Finance Company Limited	China
Servicios GMAC S.A. de C.V.	Mexico
Shanghai Chengxin Used Car Operation and Management Company Limited	China
Shanghai OnStar Telematics Co. Ltd.	China
Sherwoods (Darlington) Limited	England and Wales
Skurrays Limited	England
Stam-Terberg Autobedrijven B. V.	Netherlands
Vauxhall Defined Contribution Pension Plan Trustees Limited	England and Wales
Vehicle Asset Universal Leasing Trust	Delaware
VHC Sub-Holdings (UK)	England
Vickers (Lakeside) Limited	England and Wales
Vision Motors Limited	England and Wales
WRE, Inc.	Michigan
Zona Franca Industrial Colmotores SAS	Colombia

Total - 250

GENERAL MOTORS COMPANY
SUBSIDIARIES AND JOINT VENTURES OF THE REGISTRANT
AS OF DECEMBER 31, 2016

Pursuant to Item 601(b)(21) of Regulation S-K we have omitted certain subsidiaries which, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary at December 31, 2016. Additionally 58 subsidiaries of General Motors Financial Company, Inc. have been omitted that operate in the U.S. in the same line of business as General Motors Financial Company, Inc. at December 31, 2016.